Exhibit 10.18(a)

DocuSign Envelope ID: 1E505E8F-EFC2-453A-AD62-5064AE47B45F

DealPoint ID#	[insert details]

Statement of Work

(“SOW”)

Addresses and contacts for notices

“Microsoft”	“Vendor”
Company Name: Microsoft Corporation	Company Name: BSQUARE CORPORATION
Primary Contact: ***	Primary Contact: ***
Address: One Microsoft Way NE	Address: 110 110th Ave NE Suite 200
Phone number: 425.882.8080	Phone number: 781 326 2362
Email (if applicable): ***	Email (if applicable): ***
Secondary Contact: ***	Secondary Contact: ***
***	***
Microsoft Vendor Number: 2022320

SOW Effective Date:	16 January, 2012
SOW Expiration Date:	30 June, 2012
DealPoint and/or iRims # for Master	MMVA 531008
Agreement	MSCA (new)

Agreed and accepted

Microsoft	Vendor
Microsoft Signature: ***	Vendor Signature: /s/ Brian Crowley
Microsoft Name: ***	Vendor Name: Brian Crowley
Microsoft Title: General Manager	Vendor Title: President and CEO
Microsoft Date: January 23, 2012 | 09:51 PT	Vendor Date: January 27, 2012 | 15:09 PT

This SOW, executed in accordance with the terms of that certain Microsoft Master Vendor Agreement (the “Agreement”) dated June 6, 2008 between Microsoft and Vendor is entered into by the parties and effective as of the SOW Effective Date above.

SOW (Short Form) January 2011 v.6	Confidential	Page 1 of 5

“Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.”

DocuSign Envelope ID: 1E505E8F-EFC2-453A-AD62-5064AE47B45F

1.	Description of Services

Pursuant to and in conformance with any standards, guidelines and/or specifications which may be provided by Microsoft to Vendor from time to time, Vendor will deliver to and/or perform for Microsoft the following goods, services and/or other items or materials as a work made for hire (collectively, the “Services”).

Vendor will provide Vendor engineers to assist with feature development, feature verification, and system stabilization via failure analysis and bug fixing for the Ford Gen2 project. The Vendor engineers will work under the supervision of the Microsoft WEB Connected Car team and may be required to work onsite in Microsoft facilities.

All Services shall be treated as Microsoft Confidential Information unless otherwise designated by Microsoft.

2.	Deliverables/Delivery Schedule

Vendor shall complete and deliver all Services to Microsoft on or before June 30, 2012.

3.	Payment

3.1	Services Fees

Microsoft shall pay Vendor Fees estimated to be $3.7 Million U.S. Dollars ($3,700,000,00 USD) in accordance with the rates in Table B and the resources in Table E working a standard work week. Overtime is not included in this estimate and must be approved by Microsoft in writing in advance.

Table B

Level	Level meaning	Rate ($/hour)
1	Key Dev resource (Dev SME)	***
2	Key Test resource (Test SME)	***
3	Area-expertise Dev	***
4	Area-expertise Test	***
11	Area-expertise PM	***

Hourly rates, where applicable in terms of fee calculation under this Statement of Work, shall not exceed the rate tables above at any time, including overtime, without express prior written approval from Microsoft. Vendor shall invoice Microsoft monthly for time incurred by the personnel in Exhibit A (as adjusted from time-to-time) at the applicable rate per hour in Table B above. Time incurred shall include all time except for hours associated with paid-time off, which includes sick time, and Vendor-related administrative time.

Milestone #	Not to Exceed Payment Amount	Delivery/Payment Date
1	$600,000.00	Jan 30, 2012
2	$600,000.00	Feb 29, 2012
3	$600,000.00	Mar 31, 2012
4	$600,000.00	Apr 30, 2012
5	$600,000.00	May 31, 2012
6	$700,000.00	Jun 30, 2012
Sub-Total	$3,700,000.00
Travel Expenses (if any – see Section 3.2, below)
Total	$3,700,000.00

SOW (Short Form) January 2011 v.6	Confidential	Page 2 of 5

“Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.”

DocuSign Envelope ID: 1E505E8F-EFC2-453A-AD62-5064AE47B45F

3.2	Expenses:

Vendor will bear sole responsibility for all expense incurred in connection with the performance of the Services, unless otherwise agreed to in advance in writing by Microsoft. Table D, below, sets forth a representative sample of expenses and estimated amounts for which Vendor may seek Microsoft’s prior written approval.

Table D

Expense Description	Monthly Rate	Aggregate Rate for the term of the SOW Total
Phone Charges (supplied by Microsoft)	$0	$0
Akron Vehicle Charges (fuel, parking, tolls, service, tax)	$4,000	$24,000
Rent Charges (Charge-back to Microsoft)	$8,789	$52,734
Travel (hotels, flights, taxis, meals, parking)	$2,500	$15,000
Total	$15,589	$91,734

4.	Other

4.1	Resource requirements

4.1.1 All Vendor engineers must be proficient in embedded system design and integration, and may have more specific requirements based on specific project areas. All Vendor engineers must be proficient in spoken and written English for project communication and creating/updating engineering specifications. In addition, Vendor verification engineers must be proficient in embedded system verification testing.

4.1.2 In the event a resource in Table E is no longer available to work providing Services, Vendor will propose a qualified replacement. Microsoft will have the option to interview the candidate and add their name to Table E. Their rate level will be determined by joint agreement as between Microsoft and Vendor.

4.1.3 In the event Microsoft would like more resources from Vendor to provide Services, Vendor will propose a qualified resource. Microsoft will have the option to interview the candidate and add their name to Table E. Their rate level will be determined by joint agreement as between Microsoft and Vendor.

5.	Source Code

Vendor’s access to and use of the MyFordTouch (formerly called *** and Microsoft Auto *** source code provided by Microsoft to Vendor for purposes of performing the Work described under this SOW, shall be governed by the terms and conditions of the Microsoft Master Source Code Agreement(s) entered into by and between the parties on January 16, 2012 and the associated License Form(s) effective as of January 16, 2012 (“Source Code Agreements”). The source code shall only be used for

SOW (Short Form) January 2011 v.6	Confidential	Page 3 of 5

“Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.”

DocuSign Envelope ID: 1E505E8F-EFC2-453A-AD62-5064AE47B45F

purposes of performing the Work and may not be used for any other purpose. If a conflict arises between the terms of this SOW and the Source Code Agreements, the terms of the Source Code Agreements shall govern with respect to Vendor’s use of the source code.

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SOW (Short Form) January 2011 v.6	Confidential	Page 4 of 5

“Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.”

DocuSign Envelope ID: 1E505E8F-EFC2-453A-AD62-5064AE47B45F

Exhibit A

This Table E defines the employees Vendor will apply to the project beginning on the SOW Effective Date.

Table E

***

SOW (Short Form) January 2011 v.6	Confidential	Page 5 of 5

“Confidential treatment has been requested for portions of this document. This document omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this document has been filed separately with the Securities and Exchange Commission.”